2011 Q1 Investor Presentation Exhibit 99.1

Cautionary Note About Forward-Looking Statements:
Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management’s current outlook for future periods, including statements regarding future financial performance.
These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward–looking statements. Factors that may cause our actual results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes on our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) significant labor disturbances which could disrupt industries we serve; 5) increased costs and collateral requirements in connection with our insurance obligations, including workers’ compensation insurance; 6) the adequacy of our financial reserves; 7) our continuing ability to comply with financial covenants in our lines of credit and other financing agreements; 8) our ability to attract and retain competent employees in key positions or to find temporary employees to fulfill the needs of our customers; 9) our ability to successfully complete and integrate acquisitions that we may make from time to time; and 10) other risks described in our filings with the Securities and
Exchange Commission, including our most recent Form 10-K and Form 10-Q filings.
Use of estimates and forecasts:
Any references made to Q-1 2011 or fiscal year 2011 are based on management guidance issued
Feb. 09, 2011, and are included for informational purposes only. Any reference to future financial estimates or targets are included for informational purposes only and subject to factors discussed in our 10-K and 10-Q filings.

Company and Industry Overview

Investment Highlights
Specialized approach in serving the market
Attractive industry growth prospects
Unique industry- related upside
Strong operating leverage
Multiple opportunities to increase market share
Solid balance sheet
TrueBlue™ (NYSE:TBI)   2011 Q1 Investor Presentation

We’re the people making a positive difference.
Every day, we use our specialized brands to find
new opportunities to better serve customers and
workers at all skill levels.
Our vision:
Be the Leading Provider of Blue-Collar Staffing
TrueBlue™ (NYSE:TBI) 2011 Q1 Investor Presentation

The Leading Provider of Blue-Collar Staffing
Market size/share ($)
2
Labor Ready
$4 billion (20%)
Spartan Staffing
$7 billion (1%)
CLP
$1 billion (10%)
PlaneTechs
$500 million (35%)
Centerline
$800 million (5%)
TrueBlue™ (NYSE:TBI)   2010 Q4 Investor Presentation
1 2010 revenue rounded to the nearest $5 million.
2 Staffing Industry Analysts 2010 forecast, TrueBlue estimates.
TrueBlue™ (NYSE:TBI)   2011 Q1 Investor Presentation
Revenues in millions ($) 1
Labor Ready: $730
Spartan Staffing: $130
CLP: $100
PlaneTechs: $150
Centerline: $40

“Award of
Excellence”
“Hot Growth
Company”
“National Universal
Agreement to Mediate”
“Forbes Most
Trustworthy
Companies “
“VIP program to
promote employee
fairness and
safety”
“Platinum 400”
“Best practices by
DHS/ICE Partner”
Recognized as a Credible Industry Leader
TrueBlue™ (NYSE:TBI) 2011 Q1 Investor Presentation 7

Sales by Industry
Construction 37% 22%
Manufacturing 17%       20%
Transportation 9% 12%
Wholesale Trade 10% 9%
Retail 8% 7%
Services & Other 19% 16%
Aviation 0% 14%
2006                 2010
TrueBlue™ (NYSE:TBI)   2011 Q1 Investor Presentation

9 Temporary Staffing $75 billion Staffing Industry Analysts 2010 forecast, rounded TrueBlue™ (NYSE:TBI) 2011 Q1 Investor Presentation

2010 Market

$20B
2015 Market Forecast
$30B
Blue-collar Staffing – Strong Future Growth
Source: Staffing Industry Analysts, Moody’s economic forecasts, TrueBlue estimates
TrueBlue™ (NYSE:TBI)   2011 Q1 Investor Presentation

Industry Growth Drivers 11 TrueBlue™ (NYSE:TBI) 2011 Q1 Investor Presentation

Strategic Priorities
Focus Why How
Organic
Growth –
Existing
Geographies
+++ Operating
Leverage
Brand Specialization
Brand Leadership
Intra-brand Industry Specialization
Service
Excellence
Geographic
Expansion
+ Increase
Market
Share
On-site Locations
Multi-Brand Locations
Acquisitions
TrueBlue™ (NYSE:TBI)   2011 Q1 Investor Presentation

Operating Leverage of Organic Growth
Organic growth from existing geographies = 15% - 18% incremental operating margins
*
Example calculation of incremental operating margins:
Incremental Revenue 100 $
Gross Profit Generated 26 $
Operating Expense
Associated with Incremental Revenue
(8) - (11)
$
Incremental Operating Income
18
$15  -
* Reflects an approximation of the incremental operating margin that management believes can be achieved in 2011, in general, with favorable revenue growth and current gross margin, revenue mix and geographic footprint.
TrueBlue™ (NYSE:TBI)   2011 Q1 Investor Presentation

Geographic Expansion Opportunities 14 Existing markets TrueBlue™ (NYSE:TBI) 2011 Q1 Investor Presentation

Strategic Acquisitions
Qualitative Factors Quantitative Factors
• Blue-collar
• Existing Market Tuck-ins
• New Geographic Markets
• Cultural Alignment
• Return on Investment
• Financing
TrueBlue™ (NYSE:TBI)   2011 Q1 Investor Presentation

Financial Review

17 Financial Targets Revenue Growth Market > EBITDA % 7% > TrueBlue™ (NYSE:TBI) 2011 Q1 Investor Presentation *See disclosure and reconciliation of EBITDA on slide 25.

Financial Summary
** 2010 included a 53
rd
week which contributed 1% to revenue growth.
2010** 2009 Growth %
Revenue $1,149 $1,018 13%
Gross profit $   303 $   291 4%
% of Revenue
26.4% 28.6%
SG&A expense $   259 $   262 -1%
% of Revenue
22.5% 25.8%
EBITDA* $     45 $     29 55%
% of Revenue
3.9% 2.8%
Net income $     20 $       9 122%
% of Revenue
1.7% 0.9%
Earnings per share $  0.46 $  0.20 129%
TrueBlue™ (NYSE:TBI)   2011 Q1 Investor Presentation
*See disclosure and reconciliation of EBITDA on slide 25.

Recent Revenue Trends
-5%
0%
5%
10%
15%
20%
25%
30%
Q2 '10 Q3 '10 Q4 '10 * Q1 '11
Forecast
Revenue Growth
-5%
0%
5%
10%
15%
20%
25%
30%
Q2 '10 Q3 '10 Q4 '10 * Q1 '11
Forecast
Revenue Growth excluding
Largest Customer
* Q4 2010 Revenue Growth excludes 14 th week for comparative purposes.
TrueBlue™ (NYSE:TBI)   2011 Q1 Investor Presentation

Strong Balance Sheet
Cash and investments $163 $124
Current ratio 3.4        2.9
Restricted cash $120 $124
Workers’ comp reserve $187 $190
Debt $    0 $    1
Shareholders’ equity $313 $285
Q-4 2010      Q-4 2009
$ in millions.
TrueBlue™ (NYSE:TBI)   2011 Q1 Investor Presentation

Investment Highlights
Specialized approach in serving the market
Attractive industry growth prospects
Unique industry-related upside
Strong operating leverage
Multiple opportunities to increase market share
Solid balance sheet
TrueBlue™ (NYSE:TBI)   2011 Q1 Investor Presentation

Appendix

Blue-Collar Specialties
General Labor
Postions filled on-demand
Numerous workers available
Convenient community branches
Logistics & Manufacturing
Specialized skills for manufacturing & logistics
Longer term assignments and temp to perm
On-site management of employees
Skilled Trades
Skilled tradespeople for a variety of end markets
Rigorous assessment of skill and trades experience
Long-term, multiple project opportunities
Aviation Mechanics
Mechanics and technicians for aviation
In-depth screening for aviation certification
Centralized recruiting and assignment nationwide
CDL Drivers
Temporary staffing or driver management services
Comprehensive application and hiring process
24/7 central dispatch
TrueBlue™ (NYSE:TBI)   2011 Q1 Investor Presentation

0
200
400
600
800
1,000
1,200
1,400
1,600
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
0
20

Historical Summary
Annual Revenue and EBITDA*
in $M
in $M
No. of Branches 200    316     486     687    816    756    748    779     815  887     912     894    850    754     721
2008 excludes goodwill and intangible asset impairment charges. See 10-K for additional information.
TrueBlue™ (NYSE:TBI)   2011 Q1 Investor Presentation
*See disclosure and reconciliation of EBITDA on slide 25.

Reconciliation of EBITDA to Net Income
*EBITDA is non-GAAP financial measure which excludes interest, taxes, depreciation and amortization from net income. EBITDA is a key measure used by management in evaluating performance. EBITDA should not be considered a measure of financial performance in isolation or as an alternative to net income (loss) in the Statement of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies.
2010** 2009**
Net income $       20 $      9
Income tax expense 9 5
Income before tax expense 29 14
Interest and other income, net (1) (2)
Income from operations 28 12
Depreciation & Amortization 16 17
EBITDA* $       45 $    29
TrueBlue™ (NYSE:TBI)   2011 Q1 Investor Presentation
**Some amounts may not sum due to rounding.